Exhibit 99.1

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-A

KEY PERFORMANCE FACTORS
August 31, 1997



        Expected B Maturity                         9/15/99


        Blended Coupon                               5.8386%



        Excess Protection Level
          3 Month Average   4.66%
          August, 1997   4.59%
          July, 1997   4.52%
          June, 1997   4.87%


        Cash Yield                                  17.46%


        Investor Charge Offs                         4.84%


        Base Rate                                    8.03%


        Over 35 Day Delinquency                      4.66%


        Seller's Interest                           14.91%


        Total Payment Rate                          12.37%


        Total Principal Balance                     $ 30,603,901,306.35


        Investor Participation Amount               $ 760,000,000.00


        Seller Participation Amount                 $ 4,563,766,787.86